UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 27, 2009

Bancinsurance Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-8738	31-0790882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Broad Street, 7th Floor, Columbus, Ohio		43215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-220-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2009, the Compensation Committee of the Board of Directors of Bancinsurance Corporation (the "Company") approved the Company’s 2009 Fiscal Year Executive Officer Bonus Plan (the "Plan"). The Plan sets forth the cash performance-based incentive compensation that each executive officer is eligible to receive with respect to the 2009 fiscal year.

Under the Plan, each executive officer is eligible to receive a cash performance bonus with respect to the 2009 fiscal year up to a specified percentage of his base salary. The amount of the cash performance bonus available under the Plan will be based upon the Company’s achievement of specified levels of return on beginning equity (excluding (1) the after-tax effect of expenses incurred for fiscal year 2009 relating to the Company’s ongoing SEC investigation and (2) the after-tax effect of any net realized gains (losses) on investments during the 2009 fiscal year) ("ROE") and, in the case of certain executive officers, also based upon the achievement of specified individual performance goals.

The Company's named executive officers are John S. Sokol, Chairman of the Board, Chief Executive Officer and President, Matthew C. Nolan, Vice President, Chief Financial Officer, Treasurer and Secretary, and Daniel J. Stephan, President of OIC Lender Services, a division of the Company's wholly-owned subsidiary, Ohio Indemnity Company. For fiscal year 2009, the target bonus and the weighting of the Company goal and individual goal components for each named executive officer are as follows:

John S. Sokol (1)
Target Bonus as a % of Base Salary: 60%
Company Goal/Individual Goal Weighted Component: 100%/0%

Matthew C. Nolan (1)
Target Bonus as a % of Base Salary: 25%
Company Goal/Individual Goal Weighted Component: 100%/0%

Daniel J. Stephan (1)
Target Bonus as a % of Base Salary: 50%
Company Goal/Individual Goal Weighted Component: 50%/50%

(1) For fiscal year 2009, the base salaries for Messrs. Sokol, Nolan and Stephan are $349,650, $210,000 and $180,810, respectively.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Bancinsurance Corporation 2009 Fiscal Year Executive Officer Bonus Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bancinsurance Corporation

March 5, 2009	By:	/s/ Matthew C. Nolan

Name: Matthew C. Nolan
Title: Vice President, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Bancinsurance Corporation 2009 Fiscal Year Executive Officer Bonus Plan.